Supplement dated July 2, 2025
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of the following funds:
Fund	Prospectus and Summary Prospectus dated
Columbia Funds Series Trust
Columbia Select Large Cap Equity Fund	7/1/2025
Columbia Small Cap Value Fund II	7/1/2025
Columbia Funds Series Trust I
Columbia Corporate Income Fund	9/1/2024
Columbia Large Cap Growth Fund	12/1/2024
Columbia Small Cap Value Fund I	9/1/2024
Columbia Tax-Exempt Fund	12/1/2024
Columbia Funds Series Trust II
Columbia Large Cap Value Fund	10/1/2024
Columbia Limited Duration Credit Fund	12/1/2024
On June 26, 2025, the Board of Trustees of each Fund approved changes to each Fund's name effective on or about September 1, 2025 (the Effective Date). Accordingly, as of the Effective Date, each Fund's name is changed as indicated in the table below and all references to the Current Fund Name in each Fund's Prospectus and Summary Prospectus is hereby deleted and replaced with its corresponding New Fund Name.
Current Fund Name	New Fund Name
Columbia Corporate Income Fund	Columbia Select Corporate Income Fund
Columbia Large Cap Growth Fund	Columbia Cornerstone Growth Fund
Columbia Large Cap Value Fund	Columbia Intrinsic Value Fund
Columbia Limited Duration Credit Fund	Columbia Select Short Corporate Income Fund
Columbia Select Large Cap Equity Fund	Columbia Cornerstone Equity Fund
Columbia Small Cap Value Fund I	Columbia Small Cap Value Discovery Fund
Columbia Small Cap Value Fund II	Columbia Small Cap Value and Inflection Fund
Columbia Tax-Exempt Fund	Columbia Total Return Municipal Income Fund
Shareholders should retain this Supplement for future reference.
SUP000_00_173_(07/25)